Exhibit 32.1


      Chief Executive Officer's and Chief Financial Officer's Certification
                                   Pursuant To
                                  Section 1350

                           (furnished, but not filed)

In connection with the Annual Report of Digital Imaging Resources Inc. (the Company) on Form 10-KSB for the fiscal year ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Joseph R. Bellantoni, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ JOSEPH R. BELLANTONI
-----------------------------


Joseph R. Bellantoni
Chief Executive Officer and
Chief Financial Officer
January 29, 2007

         A signed original of this written statement required by Section 906 has been provided to Digital Imaging Resources Inc. and will be retained by Digital Imaging Resources Inc. and furnished to the Securities and Exchange Commission or its staff upon request.